UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 6, 2019

Date of Report (Date of Earliest Event Reported)

SEQUOIA MORTGAGE TRUST 2012-1

(Issuing Entity of the Mortgage Pass-Through Certificates, Series 2012-1)

RWT Holdings, Inc.

(Sponsor)

RWT Holdings, Inc.

(Exact Name of Sponsor as Specified in Its Charter)

SEQUOIA RESIDENTIAL FUNDING, INC.

(as Depositor with respect to the issuance of Sequoia Mortgage Trust 2012-1, Mortgage Pass-Through Certificates)

SEQUOIA RESIDENTIAL FUNDING, INC.

(Exact Name of Registrant/Depositor as Specified in Its Charter)

Delaware	333-159791-01	_35-2170972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Belvedere Place, Suite 330

Mill Valley, CA 94941

(Address of Principal Executive Offices)

(415) 389-7373

(Registrant’s Telephone Number,

Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.

By notices on January 23, 2019 and February 6, 2019 (together, the “Clean-up Call Exercise Notice”), Redwood Residential Acquisition Corporation (“RRAC”), an affiliate of Redwood Trust, Inc. (“Redwood”), and each an affiliate of the Depositor, informed the Securities Administrator, Paying Agent, Certificate Registrar and Authenticating Agent, Citibank, N.A. (the “Securities Administrator”), of RRAC’s acquisition of the Clean-up Call Right from Wells Fargo Bank, N.A, in its capacity as the Master Servicer under Section 7.01 (the “Clean-up Call Right”) of the Amended and Restated Pooling and Servicing Agreement dated as of January 1, 2014 (the “PSA”) by and among the Depositor, the Securities Administrator, U.S. Bank, in its capacity as the Trustee and the Master Servicer, of the intent of Redwood, or a Redwood affiliated entity, to exercise the Clean-up Call Right pursuant to Section 7.01(d) of the PSA.

Pursuant to the PSA for Sequoia Mortgage Trust 2012-1, Redwood, or an affiliated entity, as holder of the Clean-up Call Right, may exercise the Clean-up Call, terminate the Trust Fund and purchase all of the Mortgage Loans and all property acquired in respect of any Mortgage Loan for the Clean-up Call Price, on any date on which the Aggregate Stated Principal Balance of the Trust Fund is less than ten percent (10%) of the Aggregate Stated Principal Balance as of the Cut-off Date. The Aggregate Stated Principal Balance of the Trust Fund is currently less than ten percent (10%) of the Aggregate Stated Principal Balance as of the Cut-off Date.

Redwood, or an affiliated entity, intends to exercise the Clean-up Call on or around the February 2019 Distribution Date. Capitalized terms used but not defined herein shall have the meanings as in the PSA. A copy of the February 6, 2019 Clean-up Call Exercise Notice is attached to this Form 8-K as Exhibit 99.1.

Item 9.01(d). Financial Statements and Exhibits.

99.1	Clean-up Call Exercise Notice, dated February 6, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 6, 2019

SEQUOIA RESIDENTIAL FUNDING, INC.

By: /s/ Garnet W. Kanouse

Garnet W. Kanouse

Authorized Officer

EXHIBIT INDEX

Exhibit Number

99.1	Clean-up Call Exercise Notice, dated February 6, 2019.